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                               AMENDMENT NO. 3 TO
                     TRANSFER AGENCY AND SERVICES AGREEMENT


     This Amendment No. 3, dated as of September 10, 1998, is entered into among GALAXY FUND II (the "Fund"), a Massachusetts business trust, FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG"), a Massachusetts corporation, and FLEET NATIONAL BANK (the "Administrator").

     WHEREAS, the Fund, FDISG and the Administrator have entered into a Transfer Agency and Services Agreement, dated as of June 1, 1997, as amended on March 5, 1998 and April 1, 1998 (the "Transfer Agency Agreement"), pursuant to which the Fund appointed FDISG to act as the transfer agent, dividend disbursing agent and agent in connection with certain other activities for the Fund's portfolios; and

     WHEREAS, Section 25.1 of the Transfer Agency Agreement provides, in part, that no change, termination, modification or waiver of any term or condition of the Transfer Agency Agreement shall be valid unless in writing signed by each party;

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Section 13.1 of the Transfer Agency Agreement is amended and restated to read as follows:

    "13.1. This Agreement shall continue in effect until May 31, 2001 (the "Initial Term")."

     2. The following paragraph is added to Schedule A of the Transfer Agency Agreement as Section 11:

        "11.  OTHER SERVICES.

              (a) FDISG shall manage and fund the process of redesigning and recreating the Fund's web site pursuant to the requirements of the Marketing Department of Fleet Investment Management.

              (b) FDISG shall enable its ImpressNET product and link it to the Fund's web site and will waive all fees associated with ImpressNET's set-up, customization and annual software and hardware maintenance.

              (c) FDISG shall provide at no cost to the Fund a two-person dedicated programming team to focus exclusively on Fund systems priorities as identified by Fleet Investment Management."

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     3.     The following paragraph is added to the Transfer Agency
Agreement as Article 26:

            "ARTICLE 26 YEAR 2000.

                       FDISG's services hereunder shall be rendered, and its computer systems used in rendering such services shall operate and function, without any Year 2000 Error. The term "Year 2000 Error" means:

                       (a) any failure of FDISG's systems to properly record, store, process, calculate or present calendar dates falling on and after (and, if applicable, spans of time including) January 1, 2000 as a result of the occurrence or use of data consisting of such dates;

                       (b) any failure of FDISG's systems to calculate any information dependent on or relating to dates on or after January 1, 2000 in the same manner, and with the same functionality, date integrity and performance, as such systems record, store, process, calculate and present calendar dates on or before December 31, 1999, or information dependent on or relating to such dates; or

                       (c) any loss of functionality or performance with respect to the introduction of records or processing of data containing dates falling on or after January 1, 2000."

          4. Except to the extent amended hereby, the Transfer Agency Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.


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                  IN WITNESS WHEREOF, the undersigned have executed this
Amendment No. 3 as of the day and year first above written.


                                       GALAXY FUND II


                                       By: /s/ John T. O'Neill
                                           ----------------------------------
                                       Name: John T. O'Neill
                                       Title: President



                                       FIRST DATA INVESTOR
                                       SERVICES GROUP, INC.


                                       By: /s/ Jylanne M. Dunne
                                           ----------------------------------
                                       Name: Jylanne M. Dunne
                                       Title: Vice President



                                       FLEET NATIONAL BANK

                                       By: /s/ Richard Joseph
                                           ----------------------------------
                                       Name: Richard Joseph
                                       Title: Senior Vice President


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